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                          Chase Auto Owner Trust 2005-A
                         Statement to Certificateholders
                                December 15, 2005

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                                                           DISTRIBUTION IN DOLLARS
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               ORIGINAL         BEGINNING                                                                              ENDING
               FACE             PRINCIPAL                                                      REALIZED    DEFERRED    PRINCIPAL
CLASS          VALUE            BALANCE           PRINCIPAL      INTEREST       TOTAL          LOSSES      INTEREST    BALANCE
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A1          600,000,000.00     207,286,037.89    63,977,233.47     602,856.89   64,580,090.36   0.00       0.00      143,308,804.42
A2          540,000,000.00     540,000,000.00             0.00   1,674,000.00    1,674,000.00   0.00       0.00      540,000,000.00
A3          790,000,000.00     790,000,000.00             0.00   2,547,750.00    2,547,750.00   0.00       0.00      790,000,000.00
A4          240,900,000.00     240,900,000.00             0.00     798,985.00      798,985.00   0.00       0.00      240,900,000.00
CERT         50,360,000.00      50,360,000.00             0.00     169,545.33      169,545.33   0.00       0.00       50,360,000.00
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TOTALS    2,221,260,000.00   1,828,546,037.89    63,977,233.47   5,793,137.22   69,770,370.69   0.00       0.00    1,764,568,804.42
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                                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                PASS-THROUGH RATES
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                                                                                                                         CURRENT
                           BEGINNING                                                           ENDING                    PASS-THRU
CLASS        CUSIP         PRINCIPAL       PRINCIPAL         INTEREST           TOTAL          PRINCIPAL       CLASS     RATE
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A1               N/A       345.47672982   106.62872245      1.00476148      107.63348393       238.84800737     A1       3.490000 %
A2         161443AA4     1,000.00000000     0.00000000      3.10000000        3.10000000     1,000.00000000     A2       3.720000 %
A3         161443AB2     1,000.00000000     0.00000000      3.22500000        3.22500000     1,000.00000000     A3       3.870000 %
A4         161443AC0     1,000.00000000     0.00000000      3.31666667        3.31666667     1,000.00000000     A4       3.980000 %
CERT       161443AD8     1,000.00000000     0.00000000      3.36666660        3.36666660     1,000.00000000     CERT     4.040000 %
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TOTALS                     823.20216359    28.80222643      2.60804103       31.41026746       794.39993716
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           IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Amy D Skinner
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           600 Travis St., 9th Floor,
                              Houston, Texas 77002
                    Tel: (713) 216-3682 / Fax: (713) 216-4880
                         Email: Amy.D.Skinner@chase.com

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Chase Auto Owner Trust 2005-A
                                December 15, 2005

                         STATEMENT TO CERTIFICATEHOLDERS

                                           Due Period                                                                             6
                                           Due Period Beginning Date                                                       11/01/05
                                           Due Period End Date                                                             11/30/05
                                           Determination Date                                                              12/09/05

I.                     Servicing Fee                                                                                   1,592,109.79
                       Servicing Fee per $1000                                                                           0.69211106

II.                    Administration Fee                                                                                  1,000.00
                       Administration Fee per $1000                                                                      0.00043471

III.                   Pool Balance at the end of the Collection Period                                            1,843,089,272.83
                       Yield Supplement Overcollateralization Amount                                                  48,218,279.63
                       Adjusted Pool Balance at the end of the Collection Period                                   1,794,870,993.20

IV.                    Repurchase Amounts for Repurchased Receivable
                       By Seller                                                                                               0.00
                       By Servicer                                                                                        43,242.00
                       TOTAL                                                                                              43,242.00

V.                     Realized Net Losses for Collection Period                                                         364,118.01

VI.                    Reserve Account Balance after Disbursement                                                      5,595,231.08

VII.                   Total Distribution Amount                                                                      75,350,668.99
                       Servicing Fee                                                                                   1,592,109.79
                       Administration Fee                                                                                  1,000.00
                       Noteholders Distribution Amount                                                                69,600,825.36
                       Certficateholders Distribution Amount                                                             169,545.33
                       Deposit to Reserve Account                                                                              0.00
                       Distribution to Class R Certificates                                                            3,987,188.51

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.